Wanger Advisors Trust
Wanger U.S. Smaller Companies
Wanger Select
Wanger International Select
Supplement dated July 30, 2007
to the Prospectuses dated May 1, 2007

Advisory Fees

On July 17, 2007, the board of trustees, including a majority of the independent trustees, approved (i) an administration agreement between the Trust and Columbia Wanger Asset Management, L.P. ("CWAM") pursuant to which CWAM, for a fee at the annual rate of 0.05% of average daily net assets of the Trust, will provide to the Trust the types of administrative services that currently are provided to the Trust under the investment advisory agreement between the Trust and CWAM and (ii) an amendment to the investment advisory agreement (a) to provide a corresponding 0.05% reduction in the existing advisory fee schedule for each Fund and (b) to provide additional breakpoints in the advisory fees paid by each of the Funds. Effective August 1, 2007, the annual rates of advisory fees, as a percentage of net assets, paid by the Funds will be as follows:

Wanger U.S. Smaller Companies

Assets	Rate of Fee
First $100 million	0.94%
$100 million to $250 million	0.89%
$250 million to $2 billion	0.84%
$2 billion and over	0.80%

Wanger Select

Assets	Rate of Fee
First $500 million	0.80%
$500 million and over	0.78%

Wanger International Select

Assets	Rate of Fee
First $500 million	0.94%
$500 million and over	0.89%

Wanger Advisors Trust
Wanger International Small Cap
Supplement dated July 30, 2007
to the Prospectus dated May 1, 2007

A.  Advisory Fees

On July 17, 2007, the board of trustees, including a majority of the independent trustees, approved (i) an administration agreement between the Trust and Columbia Wanger Asset Management, L.P. ("CWAM") pursuant to which CWAM, for a fee at the annual rate of 0.05% of average daily net assets of the Trust, will provide to the Trust the types of administrative services that currently are provided to the Trust under the investment advisory agreement between the Trust and CWAM and (ii) an amendment to the investment advisory agreement (a) to provide a corresponding 0.05% reduction in the existing advisory fee schedule for each Fund and (b) to provide additional breakpoints in the advisory fees paid by the Fund. Effective August 1, 2007, the annual rates of advisory fees, as a percentage of net assets, paid by the Fund will be as follows:

Assets	Rate of Fee
First $100 million	1.10%
$100 million to $250 million	0.95%
$250 million to $500 million	0.90%
$500 million to $1 billion	0.80%
$1 billion and over	0.72%

B.  Fees and Expenses

Effective August 1, 2007, the Fees and Expenses information included on page 8 is deleted in its entirety and replaced with the following:

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund, not including fees and expenses imposed under your VA contract, VLI policy or Retirement Plan.

Shareholder Transaction Expenses

Fees paid directly from your investment:

Maximum sales charge	None
Deferred sales charge	None

Annual Fund Operating Expenses

Expenses that are deducted from Fund assets:

Management fees(1)	0.85%
12b-1 fee	None
Other expenses	0.15%
Total annual Fund operating expenses(1)	1.00%

(1)  Effective August 1, 2007, the Fund's investment advisor has implemented a new breakpoint schedule for the Fund's investment advisory fees. The investment advisory fees charged to the Fund will decline as Fund assets grow and will continue to be based on a percentage of the Fund's average daily assets. The breakpoint schedule for the Fund will be as follows: 1.10% for assets up to $100 million; 0.95% for assets in excess of $100 million and up to $250 million; and 0.90% for assets in excess of $250 million and up to $500 million; 0.80% for assets in excess of $500 million and up to $1 billion and 0.72% for assets in excess of $1 billion. Based on the Fund's average annual net assets as of December 31, 2006, the Fund's effective advisory fee rate would be 0.85%. In addition to the management fee, effective August 1, 2007, the Fund will pay the adviser an administrative fee based on the average daily net assets of the Fund at the annual rate of 0.05%, which is included in "Other expenses".

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes a $10,000 investment in Wanger International Small Cap for the time periods indicated, a 5% total return each year, reinvestment of all dividends and distributions, and that operating expenses remain the same. Your actual returns and costs may be higher or lower.

1 Year	$102
3 Years	$318
5 Years	$552
10 Years	$1,225

C.  APPENDIX – Hypothetical Investment and Expense Information

Effective August 1, 2007, the Hypothetical Investment and Expense Information included on page 21 is deleted in its entirety and replaced with the following:

APPENDIX

Hypothetical Investment and Expense Information

The following supplemental hypothetical investment information provides additional information about the effect of the expenses of the Fund, including investment advisory fees and other Fund costs, on the Fund's returns over a 10-year period. The chart shows the estimated expenses that would be charged on a hypothetical investment of $10,000 in the Fund assuming a 5% return each year, the cumulative return after fees and expenses, and the hypothetical year-end balance after fees and expenses. The chart also assumes that all dividends and distributions are reinvested. The annual expense ratios used for the Fund, which are the same as those stated in the Annual Fund Operating Expenses table, are presented in the chart, and are net of any contractual fee waivers or expense reimbursements for the period of the contractual commitment. Your actual costs may be higher or lower.

Wanger International Small Cap

	Maximum Sales Charge 0.00%		Initial Hypothetical Investment Amount $10,000.00		Assumed Rate of Return 5%
	Year	Cumulative Return Before Fees & Expenses	Annual Expense Ratio	Cumulative Return After Fees & Expenses	Hypothetical Year-End Balance After Fees & Expenses	Annual Fees & Expenses(1)
	1	5.00%	1.00%	4.00%	$10,400.00	$102.00
	2	10.25%	1.00%	8.16%	$10,816.00	$106.08
	3	15.76%	1.00%	12.49%	$11,248.64	$110.32
	4	21.55%	1.00%	16.99%	$11,698.59	$114.74
	5	27.63%	1.00%	21.67%	$12,166.53	$119.33
	6	34.01%	1.00%	26.53%	$12,653.19	$124.10
	7	40.71%	1.00%	31.59%	$13,159.32	$129.06
	8	47.75%	1.00%	36.86%	$13,685.69	$134.23
	9	55.13%	1.00%	42.33%	$14,233.12	$139.59
	10	62.89%	1.00%	48.02%	$14,802.44	$145.18
Total Gain After Fees and Expenses					$4,802.44
Total Annual Fees and Expenses						$1,224.63

(1)  Annual Fees and Expenses are calculated based on the average between the beginning and ending balance for each year. All information is calculated on an annual compounding basis.

WANGER ADVISORS TRUST

Wanger Advisors Trust
Wanger U.S. Smaller Companies
Wanger International Small Cap
Wanger Select
Wanger International Select

Supplement dated July 30, 2007 to the
Statement of Additional Information
dated May 1, 2007

The Funds listed above are each a "Fund" and collectively, the "Funds," and the Wanger Advisors Trust is referred to as the "Trust."

A.  Advisory Fees

On July 17, 2007, the board of trustees, including a majority of the independent trustees, approved (i) an administration agreement between the Trust and Columbia Wanger Asset Management, L.P. ("CWAM") pursuant to which CWAM, for a fee at the annual rate of 0.05% of average daily net assets of the Trust, will provide to the Trust the types of administrative services that currently are provided to the Trust under the investment advisory agreement between the Trust and CWAM and (ii) an amendment to the investment advisory agreement (a) to provide a corresponding 0.05% reduction in the existing advisory fee schedule for each Fund and (b) to provide additional breakpoints in the advisory fees paid by each of the Funds. Effective August 1, 2007, the annual rates of advisory fees, as a percentage of net assets, paid by the Funds as shown in the last column of the chart on page 28 are deleted and replaced as follows:

Annual Fee Rate (as a percent of average net assets)
Wanger U.S. Smaller Companies	First $100 million: 0.94% $100 million to $250 million: 0.89% $250 million to $2 billion: 0.84% $2 billion and over: 0.80%

Wanger International Small Cap	First $100 million: 1.10% $100 million to $250 million: 0.95% $250 million to $500 million: 0.90% $500 million to $1 billion: 0.80% $1 billion and over: 0.72%

Wanger Select	First $500 million: 0.80% $500 million and over: 0.78%

Wanger International Select	First $500 million: 0.94% $500 million and over: 0.89%

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B.  Administration Agreement

The following information relating to the new Administration Agreement is added to the Statement of Additional Information:

Administration Agreement

Effective August 1, 2007, the Trust has a separate administration agreement with CWAM under which services are provided to the Trust and each Fund by CWAM. Pursuant to the agreement, the Trust shall pay CWAM for its services, a fee accrued daily and paid monthly at the rate of 0.05% of the Trust's average daily net assets. Pursuant to that agreement, CWAM provides certain administrative services to each Fund, including: (i) maintaining the books and records, including financial and corporate records, of the Trust; (ii) supervising the preparation and filing of registration statements, notices, reports, tax returns and other documents; (iii) overseeing and assisting in the coordination of the performance of administrative and professional services rendered to the Funds by others; (iv) providing administrative office and data processing facilities; (v) developing and implementing procedures to monitor each Fund's compliance with regulatory requirements and with each Fund's investment policies and restrictions; (vi) providing for the services of employees of the CWAM who may be appointed as officers of the Trust; and (vii) providing services to shareholders of the Funds. CWAM has the power under the agreement to delegate some or all of its responsibilities to others, at CWAM's expense. The Adviser retains responsibility for any services it delegates. CWAM has delegated some or all of the services provided pursuant to the agreement to affiliates of Columbia Management.

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